UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 4, 2023
F5, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 5th Avenue
Seattle	,	WA	98104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FFIV	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 4, 2023, in connection with the previously announced departure of Haiyan Song, Executive Vice President and General Manager of Security and Distributed Services of F5, Inc. (the “Company”), the Company and Ms. Song finalized her transition plan and entered into a separation arrangement.
In recognition of, among other things, the transition services Ms. Song is to provide through March 15, 2023 and her distinguished contribution to the Company, the Company will (i) accelerate the vesting of 8,914 shares of Ms. Song’s restricted stock units subject to final approval by the Company’s Talent and Compensation Committee and (ii) pay her an amount of $218,597 to reflect the pro rata portion based on her service through March 15, 2023 of certain compensation, such as target bonus that she will not earn because of her termination of employment and an equivalent of six months of COBRA premiums. In addition, as part of the arrangement, Ms. Song agreed to, among other things, certain non-solicitation and non-disclosures obligations and waiver and release of claims. In accordance with applicable law, if Ms. Song does not revoke the arrangement during the statutory seven-day revocation period, it will become fully effective.
The foregoing description of the separation arrangement does not purport to be complete and is qualified in its entirety by reference to the full text of the referenced agreement, which is attached to this current report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

10.1	Severance Agreement by Haiyan Song and F5, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5, INC. (Registrant)
Date: January 9, 2023	By:	/s/ Scot F. Rogers
Scot F. Rogers
Executive Vice President and General Counsel